Steben Select Multi-Strategy Fund

Supplement dated December 1, 2016

to the Prospectus dated July 29, 2016

Class A Shares

Class I Shares

Steben Select Multi-Strategy Fund (the “Fund”) invests all of its investable assets in Steben Select Multi-Strategy Master Fund (the “Master Fund”) and currently they both conduct repurchase offers for their respective shares simultaneously. Going forward, the process for repurchases of shares will be staggered so that the Fund will be the first to offer to repurchase its shares and subsequently, the Master Fund will tender its shares to the extent of and to make sure that the Fund’s cash flows will be enough to satisfy the Fund’s acceptance of the tendered shares. Therefore:

Effective immediately, (1) at the end of the fourth paragraph of the subsection “Repurchase of Shares” under the main heading "SUMMARY"; and (2) at the end of the first paragraph of the subsection “Closed—end Fund; Liquidity Risks” under the heading "RISK FACTORS AND TYPES OF INVESTMENTS", is added the following text:

It is anticipated that each repurchase offer made by the Master Fund will follow the expiration of the Fund’s prior repurchase offer. However, there are no assurances that the Master Fund’s Board will, in fact, decide to conduct repurchase offers on this or any other schedule. If the Master Fund were to determine not to conduct a repurchase offer, the Fund may not have sufficient liquidity to effect payment for the Shares tendered in its repurchase offer. Although the same Board will make repurchase offer determinations for the Fund and Master Fund, there can be no assurance that the Fund will be able to redeem its shares of the Master Fund pursuant to its repurchase schedule.

Effective immediately, the first paragraph of the subsection “Periodic Repurchases” under the heading "REPURCHASES OF SHARES" is restated as follows:

The Fund may from time to time repurchase Shares from Shareholders in accordance with written tenders by Shareholders at those times, in those amounts, and on terms and conditions as the Board may determine in its sole discretion. However, the Fund’s assets consist primarily of Master Fund shares. Therefore, in order to finance the repurchase of Shares pursuant to repurchase offers, the Fund may find it necessary to liquidate all or a portion of its investments in the Master Fund. Because Shares of the Master Fund are subject to significant transfer restrictions, the Fund typically may withdraw all or a portion of its investment in the Master Fund only pursuant to repurchase offers by the Master Fund. The Master Fund’s Board expects that the Master Fund will conduct repurchase offers on a quarterly basis following the expiration of the Fund’s prior repurchase offer, in order to permit the Fund to undertake quarterly repurchase offers. However, there are no assurances that the Master Fund’s Board will, in fact, decide to undertake any repurchase offer. It is anticipated that the repurchase offer made by the Master Fund will extend only to a specified portion of the Master Fund’s net assets, based upon, among other things, the results of the Fund’s most recent offer. The Master Fund will typically make repurchase offers, if any, to all of its investors, including the Fund, on similar terms, In addition, the Master Fund may determine not to conduct a repurchase offer subsequent to each time the Fund conducts a repurchase offer.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE